UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2006
LEXAR MEDIA, INC.
(Exact name of the Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31103 (Commission File Number)	33-0723123 (IRS Employer Identification No.)

47300 Bayside Parkway, Fremont, California (Address of principal executive offices)	94538 (Zip Code)
(510) 413-1200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement
     On May 30, 2006, Lexar Media, Inc. (“Lexar”), Micron Technology, Inc. (“Micron”) and March 2006 Merger Corp. (“Merger Sub”) entered into a First Amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of March 8, 2006, by and among Micron, Merger Sub and Lexar (the “Merger Agreement”) related to the proposed acquisition of Lexar by Micron. Pursuant to the Amendment, Micron has further agreed to assume, in addition to the Lexar stock options that Micron had previously agreed to assume pursuant to the Merger Agreement, each Lexar stock option that is unexpired, unexercised and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) that has a per share exercise price greater than $9.00 but less than or equal to $9.54.
     The Amendment also provides that outstanding Lexar stock options held by Eric B. Stang, Petro Estakhri and Eric S. Whitaker (each an executive officer of Lexar) that have an exercise price greater than $9.00 but less than or equal to $9.54 which are unexpired, unexercised and outstanding immediately prior to the Effective Time are each a “Waived Option.” Pursuant to the Amendment, each Waived Option will be terminated at the Effective Time without consideration for such Waived Option.
     The above description of the Amendment is qualified in its entirety by the Amendment that is attached to this report as Exhibit 2.01 and is incorporated herein by reference.
Item 8.01. Other Events
     The information provided under Item 1.01 above is hereby incorporated into this Item 8.01.
Additional Information About the Merger and Where to Find It
     Micron has filed a registration statement on Form S-4 (Registration No. 333-132757), as amended, containing a definitive prospectus/proxy statement and other relevant materials in connection with the proposed acquisition of Lexar by Micron. The definitive prospectus/proxy statement was mailed on or about May 4, 2006 to Lexar stockholders of record as of the close of business on April 28, 2006. Investors and security holders of Lexar are urged to read the definitive prospectus/proxy statement and the other relevant materials because they contain important information about Micron, Lexar and the proposed merger. The definitive prospectus/proxy statement and other relevant materials, and any other documents filed by Micron or Lexar with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Micron by contacting Micron Investor Relations, Kipp Bedard, (208) 368-4465. Investors and security holders may obtain free copies of the documents filed with the SEC by Lexar by contacting Lexar Chief Financial Officer, Michael Scarpelli, (510) 580-8730. Investors and security holders of Lexar are urged to read the definitive prospectus/proxy statement and the other relevant materials before making any voting or investment decision with respect to the proposed merger.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
2.01	First Amendment, dated May 30, 2006, to the Agreement and Plan of Merger, dated as of March 8, 2006, by and among Micron Technology, Inc., March 2006 Merger Corp. and Lexar Media, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXAR MEDIA, INC.
Date: May 30, 2006	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.01	First Amendment, dated May 30, 2006, to the Agreement and Plan of Merger, dated as of March 8, 2006, by and among Micron Technology, Inc., March 2006 Merger Corp. and Lexar Media, Inc.